SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 19, 2002

AXCESS Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11933	85-0294536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3208 Commander Drive, Carrollton, Texas		75006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (972) 407-6080

(Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of Allan Griebenow, our President, Chief Executive Officer and Principal Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of Allan L. Frank, our Vice President, Chief Financial Officer, Secretary and Principal Accounting and Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the “Certifications”).  The Certifications accompanied the filing of our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 on November 19, 2002, as correspondence to the Securities and Exchange Commission.

* * * * *

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS Inc.
(Registrant)

November 19, 2002	/S/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President, Chief Executive Officer and
Principal Executive Officer

Exhibit Index

Exhibit Number	Description
99.1

Certification of Allan Griebenow, President, Chief Executive Officer and Principal Executive Officer, dated November 19, 2002, relating to AXCESS Inc.’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002.

99.2

Certification of Allan L. Frank, Vice President, Chief Financial Officer, Secretary and Principal Accounting and Financial Officer, dated November 19, 2002, relating to AXCESS Inc.’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002.